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04/99                                                                  Page 1

                                                                    EXHIBIT 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:              $   2,604,843,793.93
Beginning of the Month Finance Charge Receivables:         $     122,723,791.84
Beginning of the Month Discounted Receivables:             $               0.00
Beginning of the Month Total Receivables:                  $   2,727,567,585.77


Removed Principal Receivables:                             $               0.00
Removed Finance Charge Receivables:                        $               0.00
Removed Total Receivables:                                 $               0.00


Additional Principal Receivables:                          $     300,008,585.07
Additional Finance Charge Receivables:                     $       1,190,029.67
Additional Total Receivables:                              $     301,198,614.74


Discounted Receivables Generated this Period:              $               0.00


End of the Month Principal Receivables:                    $   2,820,943,156.54
End of the Month Finance Charge Receivables:               $     125,840,699.72
End of the Month Discounted Receivables:                   $               0.00
End of the Month Total Receivables:                        $   2,946,783,856.26


Special Funding Account Balance                            $               0.00
Aggregate Invested Amount (all Master Trust Series)        $   2,330,000,000.00
End of the Month Transferor Amount                         $     490,943,156.54
End of the Month Transferor Percentage                                   17.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


       30-59 Days Delinquent                               $      67,440,045.93
       60-89 Days Delinquent                               $      45,311,276.08
       90+ Days Delinquent                                 $      93,778,222.51

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       Total 30+ Days Delinquent                           $     206,529,544.52
       Delinquent Percentage                                              7.01%

Defaulted Accounts During the Month                        $      22,526,871.40
Annualized Default Percentage                                            10.38%

Principal Collections                                            355,565,739.19
Principal Payment Rate                                                   13.65%

Total Payment Rate                                                       14.66%


INVESTED AMOUNTS


       Class A Initial Invested Amount                     $      368,000,000.00
       Class B Initial Invested Amount                     $       32,000,000.00

INITIAL INVESTED AMOUNT                                    $      400,000,000.00

       Class A Invested Amount                             $      368,000,000.00
       Class B Invested Amount                             $       32,000,000.00

INVESTED AMOUNT                                            $      400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.32%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.32%


MONTHLY SERVICING FEE                                      $          666,666.66

INVESTOR DEFAULT AMOUNT                                    $        3,451,116.70


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                  $        6,677,086.14
       Other Amounts                                       $                0.00

TOTAL CLASS A AVAILABLE FUNDS                              $        6,677,086.14
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       Class A Monthly Interest                            $        1,693,208.89
       Class A Servicing Fee                               $          613,333.33
       Class A Investor Default Amount                     $        3,175,027.36

TOTAL CLASS A EXCESS SPREAD                                $        1,195,516.56


REQUIRED AMOUNT                                            $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                  $          580,616.20
       Other Amounts                                       $                0.00

TOTAL CLASS B AVAILABLE FUNDS                              $          580,616.20


       Class B Monthly Interest                            $          150,364.44
       Class B Servicing Fee                               $           53,333.33

TOTAL CLASS B EXCESS SPREAD                                $          376,918.43



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $       1,572,434.99


       Excess Spread Applied to Required Amount            $               0.00

       Excess Spread Applied to Class A Investor           $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items              $         276,089.34

       Excess Spread Applied to Class B Investor           $               0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash               $          29,866.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $               0.00
       Account

       Excess Spread Applied to other amounts owed         $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $       1,266,478.98


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $       4,819,492.83


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $               0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to        $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to        $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to        $               0.00
       Class B Items

       Excess Finance Charge Collections Applied to        $               0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to        $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to        $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to        $               0.00
       other amounts owed Cash Collateral Depositor
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04/99                                                                  Page 5

YIELD AND BASE RATE --


       Base Rate (Current Month)                                          7.19%
       Base Rate (Prior Month)                                            7.20%
       Base Rate (Two Months Ago)                                         7.19%

THREE MONTH AVERAGE BASE RATE                                             7.19%

       Portfolio Yield (Current Month)                                   11.42%
       Portfolio Yield (Prior Month)                                     14.43%
       Portfolio Yield (Two Months Ago)                                  11.87%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.57%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                       $      50,043,591.15

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                       $       4,351,616.63

TOTAL PRINCIPAL COLLECTIONS                                $      54,395,207.78


REALLOCATED PRINCIPAL COLLECTIONS                          $               0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $               0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                      $               0.00
       Deficit Controlled Amortization Amount              $               0.00

CONTROLLED DISTRIBUTION AMOUNT                             $               0.00
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04/99                                                                  Page 6



CLASS B AMORTIZATION --

       Controlled Amortization Amount                      $               0.00
       Deficit Controlled Amortization Amount              $               0.00

CONTROLLED DISTRIBUTION AMOUNT                             $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      54,395,207.78
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $                0.00

CLASS B INVESTOR CHARGE OFFS                               $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                     $       52,000,000.00
       Available Cash Collateral Amount                    $       52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Paymets                   $                0.00
       Class B Interest Rate Cap Paymets                   $                0.00


TOTAL DRAW AMOUNT                                          $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $                0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE H. KLEIN
                                                   ----------------------------
                                                        Tracie H. Klein
                                                        First Vice President